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                                                                Exhibit 10.41

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of July 1, 2003, is entered into by and between Alleghany Insurance Holdings LLC, a Delaware limited liability company ("Assignor"), and RSUI Group, Inc. a Delaware corporation ("Assignee").


                                  WHITNESSETH:


                  WHEREAS, Assignor is a party to that certain Transition Services Agreement, dated as of July 1, 2003 (the "Agreement"), by and between Assignor, Royal Group, Inc. and Royal Specialty Underwriting, Inc.; and


                  WHEREAS, Assignor desires to assign to Assignee all of Assinor's rights under the Agreement and Assignee desires to assume all of Assignor's obligations of Assignor under the Agreement, subject to the terms of this Assignment.


                  NOW, THEREFORE, in consideration of the foregoing premises and the following mutual terms and conditions, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                  1.     Assignment of Rights. Subject to the terms and
                         --------------------
conditions of this Assignment, Assignor hereby agrees to assign, transfer, convey and deliver any and all of its rights under the Agreement and Assignee hereby agrees to the assignment, transfer, conveyance and delivery of such rights.


                  2.     Assumption of Liabilities. Subject to the terms and
                         --------------------------
conditions of this Assignment, Assignee hereby agrees to assume, pay, perform and discharge all debts, obligations and liabilities of every kind, character or description of Assignor under the Agreement.



                  3.     Discharge. Assignor acknowledges that, in accordance
                         ---------
with Section 9.2 of the Agreement, as between Assignor and Royal, this
Agreement shall not relieve Assignor of any of its obligations under the Agreement.
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     IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the day and year first written above.

                                              ALLEGHANY INSURANCE
                                              HOLDINGS LLC



                                              By: /s/ Weston M. Hicks
                                                 -------------------------------
                                                 Name:   Weston M. Hicks
                                                 Title:  Chief Executive Officer


                                              RSUI GROUP, INC.



                                              By:  /s/ James P. Slattery
                                                 -------------------------------
                                                 Name:   James P. Slattery
                                                 Title:  President